                                                                   EXHIBIT 10-11

                    ASSIGNMENT, CONVEYANCE AND BILL OF SALE
                    ---------------------------------------

     THIS ASSIGNMENT, CONVEYANCE AND BILL OF SALE (hereinafter referred to as "this Assignment"), dated effective as of December 1, 1995 at 7:00 a.m. at the location of the properties (hereinafter referred to as the "Effective Time"), is from AMERAC ENERGY CORPORATION, formerly known as Wolverine Exploration Company, a Delaware corporation (hereinafter referred to as "Assignor"), the address of which is 700 Louisiana, Suite 3330, Houston, Texas 77002-2730, to MULL DRILLING COMPANY, INC., a Kansas corporation (hereinafter referred to as "Assignee"), the address of which is 221 North Main Street, Suite 300, Wichita, Kansas 67202.

     For Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor has transferred, granted bargained, sold, conveyed and assigned, and does hereby transfer, grant, bargain, sell, convey and assign to Assignee all of Assignor's right, title and interest of any and every nature whatsoever in and to the following (all of which are hereinafter collectively referred to as the "Properties"):

     A. The Oil and Gas Leases described in Exhibit "A" attached hereto and made a part hereof (hereinafter referred to as the "Leases"), insofar and only insofar as the Leases cover the lands described in Exhibit "A" (hereinafter referred to as the "Lands");

     B. All agreements affecting the Leases insofar as they cover the Lands, including, but not limited to, all unit agreements including the Unit Agreement for the Northwest Arapahoe Unit, unit operating agreements including the Unit Operating Agreement for the Northwest Arapahoe Unit, operating agreements, farmout agreements, assignments, gas sale contracts, gas processing contracts, and all other agreements, surface leases, permits, rights-of-ways, easements, licenses and authorizations in any way relating the Leases insofar as they cover the Lands.

     C. All wells located on the Lands or on lands pooled, communitized or unitized therewith, together with the personal property, fixtures, improvements and other property, whether real, personal or mixed, on, appurtenant to or used or obtained by Assignor in connection with such wells or with the production therefrom.

     D. All oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons, products refined and manufactured therefrom, helium, other minerals, and the accounts and proceeds from the sale of all of the foregoing to the extent that such production is produced from the Lands or from lands pooled, communitized or unitized therewith after the Effective Time.

     TO HAVE AND TO HOLD the Properties unto Assignee and its successors and assigns forever.

     This Assignment is made and accepted expressly subject to the following:

     1. All obligations with respect to the maintenance and daily operation of the Properties, including any ad valorem, production, severance, excise or other similar taxes and assessments (other than taxes measured by the income or profits of Assignor) shall be apportioned between Assignor Assignee as of the Effective Time. Notwithstanding any other provision contained herein, all such taxes based on or measured by the ownership of the Properties during calendar year 1994, the production from the Properties during calendar year 1994 or the receipt of proceeds from the Properties during calendar year 1994 shall remain the responsibility of Assignor; and all such taxes based on or measured by the ownership of the Properties during calendar year 1995, the production from the Properties during calendar year 1995 or the receipt of proceeds from the Properties during calendar year 1995 shall be prorated between Assignor and Assignee as of the Effective Time.

     2. Assignor warrants to Assignee, and its successors and assigns, that Assignor's title to the Properties is free and clear of all liens, encumbrances, burdens, claims and defects of title arising by, through or under Assignor, and that Assignor has not previously transferred the Properties.

     3. Assignor hereby transfers and quitclaims to Assignee, and its successors and assigns, to the extent to transferable, the benefit of and the right to enforce the covenants and warranties, if any, which Assignor is entitled to enforce with respect to the Properties against Assignor's predecessors in title to the Properties.

     4.  Assignor represents and warrants to Assignee that:

          (a) Assignor is duly incorporated and existing under the laws of the State of Delaware and is duly authorized and qualified to transact business in the State of Colorado; all franchise taxes due from Assignor have been paid; Assignor is in good standing in each such jurisdiction; and Assignor has all requisite power and authority, corporate or otherwise, to conduct its business and to own the Properties.

          (b) Assignor has all requisite power and authority to execute and deliver, and to perform all its obligations under, this Assignment and all other documents and instruments executed in connection herewith, and the execution and delivery by Assignor of this Assignment and all other documents contemplated hereby or referred to herein, and the performance by Assignor of the promises, covenants and the agreements herein made by Assignor, will not be in violation of its charter, by-laws or any agreement or indenture to which Assignor is subject or by which it is bound.

          (c) The execution and delivery by Assignor of this Assignment and all other documents contemplated hereby or referred to herein have been duly authorized by all necessary corporate action and do not and will not: (I) require any consent or approval of any of its stockholders, (ii) violate its charter or by-laws, or (iii) violate provisions of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it.

          (d) No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by Assignor of this Assignment or any other document contemplated hereby or referred to herein, other than approval by the Bureau of Land Management of the Assignment of the Federal Oil and Gas Lease.

          (e) This Assignment constitutes the legal, valid and binding obligation of Assignor, enforceable against Assignor in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

          (f) Assignor has not incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of the matters provided for in this Assignment, and , if any such obligation or liability exists, it shall be the sole obligation of Assignor, and Assignee shall have no responsibility therefor.

          (g) The representations and warranties of Assignor made in this Assignment or in any other document referred to herein and delivered or to be delivered by Assignor pursuant hereto do not contain and will not contain any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading, and Assignor is unaware of any allegations, demands or notices, oral or written, from any of the lessors of the Leases regarding the validity of the Leases, and there are no other material facts or circumstances known to Assignor that may affect the ownership or validity of Assignor's title to the Properties that are not disclosed herein.

     5.  Assignee represents and warrants to Assignor that:

          (a) Assignee is duly incorporated and existing under the laws of the State of Kansas and is duly authorized and qualified to transact business in the State of Colorado; all franchise taxes due from Assignee have been paid; Assignee is in good standing in each such jurisdiction; and Assignee has all requisite power and authority, corporate or otherwise, to conduct its business and to own the Properties .

          (b) Assignee has all requisite power and authority to execute and deliver, and to perform all its obligations under, this Assignment and all other documents and instruments executed in connection herewith, and the execution and delivery by Assignee of this Assignment and all other documents contemplated hereby or referred to herein, and the performance by Assignee of the promises, covenants and agreements herein made by Assignee, will not be in violation of its charter, by-laws or any agreement or indenture to which it is subject or by which it is bound.

          (c) The execution and delivery by Assignee of this Assignment and all other documents contemplated hereby or referred to herein have been duly authorized by all necessary corporate action and do not and will not: (I) require any consent or approval of any of its stockholders, (ii) violate its charter or by-laws, or (iii) violate provisions of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it.

          (d) No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by Assignee of this Assignment or any other document contemplated hereby or referred to herein, other than approval by the Bureau of Land Management of the assignment of the Federal Oil and Gas Lease.

          (e) This Assignment constitutes the legal, valid and binding obligation of Assignee, enforceable against Assignee in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

          (f) Assignee has not incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of the matters provided for in this Assignment, and , if any such obligation or liability exists, it shall be the sole obligation of Assignee, and Assignor shall have no responsibility therefor.

          (g) The representations and warranties of Assignee made in this Assignment or in any other document referred to herein an delivered or to be delivered by Assignee pursuant hereto do not contain and will not contain any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

     6. Each party, at the request of the other and without further consideration, will from time to time execute and delivery such other and further instruments, make such cash payments, deliver such documents and records, and do and perform such other and further acts and things as may be necessary or appropriate to effect the purpose and intent of this Assignment, including, but not limited to, the execution of transfer orders and title curative instruments.

     7. In connection with the Leases which are Federal Oil and Gas Leases, assignments of record title and/or operating rights will be executed concurrently herewith by Assignor to Assignee in sufficient counterparts to fulfill applicable Federal statutory and regulatory requirements, and while such assignments will be unqualified in form and will not specifically contain all of the terms and conditions hereof, they shall be deemed to contain all of the terms and conditions set forth herein as fully to all intents and purposes as though the same were set forth at length in each such assignment. The interest conveyed by such separate assignments are the same as, and not in addition to, the interests herein conveyed.

     8. This Assignment may be executed in any number of counterparts with the same effect as if both parities had executed the same copy. Each counterpart shall be deemed an original for all purposes and all counterparts shall together constitute but one and the same instrument.

     9. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

     EXECUTED on the dates contained in the acknowledgments of this Assignment to be effective for all purposes as of the Effective Time.

[SEAL]                                 AMERAC ENERGY CORPORATION, formerly
                                       known as Wolverine Exploration Company

                                       By /s/ Jeffrey B. Robinson
                                       ---------------------------------------
                                                 Jeffrey B. Robinson
                                                     President
ATTEST:

  /s/ Mary Ann Arnold
- -----------------------
    Mary Ann Arnold
       Secretary



                                       MULL DRILLING COMPANY, INC.

                                       By /s/ Mark A. Shreve
                                       ---------------------------------------
                                                   Mark A. Shreve
                                                      President
Attest:


        /s/ Gary D. Turybury
    -------------------------------------------
                 Gary D. Turybury
                    Secretary

STATE OF      TEXAS             )
        ------------------------
                                ) ss.
COUNTY OF     HARRIS            )
         -----------------------


     The foregoing instrument was acknowledged before me this day of 04th day of January, 1996, by Jeffrey B. Robinson, as President of AMERAC ENERGY CORPORATION, formerly known as Wolverine Exploration Company, a Delaware corporation, on behalf of the corporation.

     WITNESS my hand and official seal.

     My commission expires:  November 28, 1998.


[SEAL]
                   /s/ M. A. Arnold
             ------------------------------
                    Notary Public




STATE OF      KANSAS            )
        ------------------------
                                ) ss.
COUNTY OF     SEDGWICK          )
         -----------------------


     The foregoing instrument was acknowledged before me this 17th day of January, 1996, by Mar A. Shreve as President of MULL DRILLING COMPANY, INC., a Kansas corporation, on behalf of the corporation.


     WITNESS my hand and official seal.

     My commission expires:  October 14, 1998.



                   /s/ Maria R. Olmstead
             ------------------------------
                      Notary Public
                    Maria R. Olmstead

[SEAL]